UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6465

The Travelers Series Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

ITEM 1.         REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.



[INSERT SHAREHOLDER REPORT]

ANNUAL REPORT
DECEMBER 31, 2003

                                                              [UMBRELLA GRAPHIC]

                  THE TRAVELERS SERIES TRUST:

                  CONVERTIBLE SECURITIES PORTFOLIO
                  MFS MID CAP GROWTH PORTFOLIO
                  MERRILL LYNCH LARGE CAP CORE PORTFOLIO

[TRAVELERS LIFE AND ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN....................................    1
CONVERTIBLE SECURITIES PORTFOLIO:
     MANAGER OVERVIEW.......................................    3
     PERFORMANCE COMPARISON.................................    5
MFS MID CAP GROWTH PORTFOLIO:
     MANAGER OVERVIEW.......................................    6
     PERFORMANCE COMPARISON.................................    8
MERRILL LYNCH LARGE CAP CORE PORTFOLIO:
     MANAGER OVERVIEW.......................................    9
     PERFORMANCE COMPARISON.................................   11
SCHEDULES OF INVESTMENTS....................................   12
STATEMENTS OF ASSETS AND LIABILITIES........................   26
STATEMENTS OF OPERATIONS....................................   27
STATEMENTS OF CHANGES IN NET ASSETS.........................   28
NOTES TO FINANCIAL STATEMENTS...............................   31
FINANCIAL HIGHLIGHTS........................................   36
INDEPENDENT AUDITORS' REPORT................................   39
ADDITIONAL INFORMATION......................................   40
TAX INFORMATION.............................................   44

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [R. JAY GERKEN PHOTO]

                                                        R. JAY GERKEN, CFA
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

The year 2003 marked the end of the three-year equity bear market, with the resurgence of stocks of all sizes and styles and from a variety of industries. However, the greatest gains were made by small-cap, rather than large-cap stocks, and by those whose stock price had fallen the farthest since the March 2000 market peaks, particularly technology stocks. In general, mid-cap stocks performed better than large-caps, yet not as well as small-caps. Although investment-grade bond performance was quite subdued, many high yield and convertible bonds soared. It is no coincidence that both those bond sectors are heavily influenced by the fortunes of the stock market.

The turning point for stocks came in mid-March as the U.S. ended the uncertainty over the impending Iraq War and the major combat came to a swift completion.
Meanwhile, historically low interest rates and lowered income taxes provided a double economic stimulus, which first raised expectations for economic growth and then led to gains in consumer confidence and rapid expansion.
But, job growth remained sluggish, causing some concerns over the sustainability of both the economic rebound and the market's positive performance.

Within this environment, the funds performed as follows:

                Performance of the Funds as of December 31, 2003

                                                                6 MONTHS   12 MONTHS
                                                                --------   ---------
CONVERTIBLE SECURITIES PORTFOLIO............................      9.50%     26.26%
Merrill Lynch Investment Grade Convertible Bond Index.......      6.02      11.51
Lipper Specialty/Miscellaneous Variable Funds Category
  Average...................................................     18.50      40.40
MFS MID CAP GROWTH PORTFOLIO................................     15.82      37.05
Russell Midcap Growth Index.................................     20.19      42.71
Russell 2000 Index..........................................     24.92      47.25
Lipper Mid-Cap Growth Variable Funds Category Average.......     17.25      36.34
MERRILL LYNCH LARGE CAP CORE PORTFOLIO (FORMERLY MFS
  RESEARCH PORTFOLIO).......................................     10.48      21.16
S&P 500 Index...............................................     15.14      28.67
Russell 1000 Index..........................................     15.63      29.89
Lipper Large-Cap Core Variable Funds Category Average.......     13.96      26.42

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.

Each fund's returns reflect expenses incurred by that fund, but do not reflect any charges or expenses imposed by the variable annuity or life contract you own, and do not reflect the deduction of any taxes. Therefore, your actual returns would have been lower. An investor may not invest directly in the fund.

Index returns are provided for comparison, but an investor cannot invest directly in an index. Additionally, these returns do not reflect any deduction for fees or expenses, as indices are unmanaged, and do not incur such expenses. Index returns also do not reflect any deduction for taxes.

The Merrill Lynch Investment Grade Convertible Bond Index is an index comprised of convertible bonds rated investment-grade. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities). The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 135 funds for the six-month period and among the 130 funds for the 12-month period in the Lipper specialty/miscellaneous variable funds category. Returns were calculated among the 120 funds for the six-month period and among the 113 funds for the 12-month period in the Lipper mid-cap growth variable funds category. Returns were calculated among the 230 funds for the six-month period and among the 224 funds for the 12-month period in the Lipper large-cap core variable funds category.

Please read on for a more detailed look at prevailing economic and market conditions during the funds' fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund and variable insurance products industries have come under the scrutiny of federal and state regulators. Travelers Life & Annuity and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, and other mutual fund and variable product issues in connection with various investigations. The fund has been informed that Travelers Life & Annuity and its affiliates are responding to those information requests and cooperating with the regulators, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. JAY GERKEN
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 19, 2004

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

CONVERTIBLE SECURITIES PORTFOLIO

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 26.26%. In comparison, the fund outperformed its benchmark, the Merrill Lynch Investment Grade Convertible Bond Index(i), which returned 11.51%, but underperformed the Lipper specialty/miscellaneous variable funds category average, which was 40.40% for the same period.(1)

The fund's bias towards investment-grade companies held back performance, as non investment-grade issues experienced the most marked gains over the fund's fiscal year. The fund benefited from the rise in equity valuations as well as from significant spread tightening, (the difference between the yields of two bonds with the same maturities), in the corporate markets. Investors continued to drive the convertibles market higher as the economic recovery picked up steam and all U.S. equity benchmarks made significant gains.

It was a landmark year for new convertible bond issuance -- it was the best year in terms of new issues and the second best year in terms of proceeds after 2001. The convertible primary market continued to rebound in December, when new issuance typically slows down. However, there were also a record number of redemptions in 2003, with a hefty amount of convertible bonds taken out of circulation.

All three of the style indices advanced in the fourth quarter, led by the equity alternative securities. As of the end of December, yield alternative securities (convertibles that trade more like bonds) accounted for just 44% of the benchmark index, down in the last three quarters as a result of the strong equity markets. The total return alternative securities, which are classic-style convertibles gained in the fourth quarter, but not as much as equity-sensitive convertible securities, which trade more like stocks, did -- reflecting the strength in the stock market.

WHAT AFFECTED FUND PERFORMANCE?

The fund's top-performing convertible during its fiscal year was FORD MOTOR CO. The automaker continued to benefit as investors gravitated towards riskier issues as they expect the improving economy to lift Corporate America's prospects, causing the convertible to enjoy double-digit gains during the fourth quarter. Other strong performers during the year were THE GAP, INC., TYCO INTERNATIONAL LTD. and NEWELL RUBBERMAID INC. The fund's worst performing convertible during its fiscal year was LINCARE HOLDINGS INC. The convertible was pressured by Medicare reimbursement reductions introduced by the U.S. Congress, which investors fear will hurt the company's bottom line significantly.

Thank you for your investment in the Convertible Securities Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ DAVID A. TYSON
David A. Tyson
Travelers Asset Management International Company, LLC.

January 19, 2004

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 130 funds in the specialty/miscellaneous variable funds category including the reinvestment of dividends and capital gains, if any.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: American International Group, Inc. (4.15%); Affymetrix, Inc. (4.01%) Verizon Global Funding Group (3.99%); Interpublic Group Companies, Inc. (3.86%); Ford Motor Corp. (3.66%); Tribune Company (3.54%); Newell Financial (3.37%); Tyco International Group S.A. (3.06%); Gap, Inc. (3.02%); Walt Disney Co. (2.79%). Please refer to pages 12 through 15 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

(i) The Merrill Lynch Investment Grade Convertible Bond Index is an index comprised of convertible bonds rated investment-grade.
 4

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CONVERTIBLE SECURITIES PORTFOLIO AS OF 12/31/03 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------
    Twelve Months Ended 12/31/03         26.26%
    Five Years Ended 12/31/03             9.24
    5/1/98* through 12/31/03              8.29
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 12/31/03             57.07%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 2003. The Merrill Lynch Investment Grade Convertible Bond Index is comprised of 115 investment-grade convertible bond issues. The Index excludes those issues that have mandatory conversion features. (Investment-grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.)

                                                                                                  MERRILL LYNCH INVESTMENT GRADE
                                                              CONVERTIBLE SECURITIES PORTFOLIO        CONVERTIBLE BOND INDEX
                                                              --------------------------------    ------------------------------
5/1/98                                                                    10000.00                           10000.00
12/98                                                                     10098.00                           10387.00
12/99                                                                     11987.00                           11594.00
12/00                                                                     13486.00                           13392.00
12/01                                                                     13376.00                           13375.00
12/02                                                                     12440.00                           12655.00
12/31/03                                                                  15707.00                           14111.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The total returns and graph presented above do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

MFS MID CAP GROWTH PORTFOLIO

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 37.05%. In comparison, the fund underperformed both of its benchmarks, the Russell Midcap Growth Index,(i) which returned 42.71% as well as the Russell 2000 Index(ii), which returned 47.25% for the same period. However, the fund outperformed its Lipper mid-cap growth variable funds category average, which was 36.34% for the same period.(1)

MARKET ENVIRONMENT

In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, they were upbeat as 2003 was the first positive year for most global markets in four years. The turnaround in global stock markets began in March and April, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. Increasingly positive economic numbers, particularly corporate earnings, prompted an ensuing market rally. Additionally, as the year progressed, investor focus on negative factors such as the Iraq situation, a short-lived SARS epidemic, and corporate misdeeds decreased.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers believed investors would avoid risky investments. Instead, the markets experienced an equity rally led by relatively low-quality, higher-risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. Investors seemed to favor the stocks that had fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well.

PERFORMANCE CONTRIBUTORS

Wireless tower rental companies CROWN CASTLE INTERNATIONAL CORP. and AMERICAN TOWER CORPORATION, in the utilities and communication sector, were the fund's best performing stocks. Cash flow growth and improving fundamentals drove these stocks higher. In addition, debt refinancing improved overall balance sheets for these companies.

In the leisure sector, Internet travel firm EXPEDIA, INC. benefited from market share gains in the online travel business and posted solid results. Satellite TV operator ECHOSTAR COMMUNICATIONS CORPORATION posted strong gains as the company expanded its subscriber base and generated strong growth in free cash flows. Shares of NTL INCORPORATED, the largest broadband and cable operator in the U.K. and Ireland, soared after the company emerged from bankruptcy and continued to strengthen its balance sheet and drive cash flow growth.

Contributors in technology included data storage software supplier VERITAS SOFTWARE CORPORATION, which benefited from a recovery in technology spending for storage software. Semiconductor company ANALOG DEVICES, INC. contributed to performance due to an upswing in semiconductor demand and market share gains for its well-positioned products.

The fund's investments in healthcare also contributed to performance. Biotechnology equipment vendor INVITROGEN CORPORATION, which sells life science tools used in research and drug manufacturing, benefited from an industry recovery and improved product offerings and efficiency gains under a new CEO. GENENTECH, INC.'S stock soared after receiving FDA approval for Avastin, an innovative new cancer drug. We sold Genentech during the period and took some profits. GUIDANT CORPORATION posted strong gains after an earlier sell-off, based on the company's leading position in cardiac rhythm management and future possibilities in drug-coated stents.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 113 funds in the Lipper mid-cap growth variable funds category including the reinvestment of dividends and capital gains, if any.
 6

DETRACTORS FROM PERFORMANCE

Despite solid gains from select stocks, the returns from the fund's overall technology position trailed the benchmark's. NETWORK ASSOCIATES, INC. lagged as sales of the company's industry leading anti-spam and anti-virus software were slow to accelerate and were unable to meet or exceed our expectations. Software developer PEOPLESOFT, INC. detracted from performance as demand for the company's release of its product upgrade was not as robust as anticipated. We sold Peoplesoft prior to the end of the period.

Media holding WESTWOOD ONE, INC. detracted from performance as the pickup in advertising, which is tied to the economic recovery, proved slower than expected. Weight loss services company WEIGHT WATCHERS INTERNATIONAL, INC.'S stock price declined as fundamentals weakened in the face of competing diet programs. We sold Weight Watchers during the period as our fundamental thesis was not playing out as anticipated. Adult education provider CAREER EDUCATION CORPORATION'S stock retreated late in the year amid allegations that employees falsified accreditation documents, charges which management vigorously denies. The fund was also negatively impacted by not owning two stocks in the Russell Midcap Growth Index that performed well: AMAZON.COM, INC., which we avoided based on valuation; and NEXTEL COMMUNICATIONS, INC., which the fund did not own based on concerns about the competitive dynamic among wireless carriers.

The portfolio's cash position also detracted from relative performance. As with nearly all annuity subaccounts, the fund holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, the fund's cash holdings hurt performance against the Russell Midcap Growth Index, which has no cash position.

Thank you for your investment in the MFS Mid Cap Growth Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ ERIC B. FISCHMAN
Eric B. Fischman
Massachusetts Financial Services

/s/ DAVID E. SETTE-DUCATI
David E. Sette-Ducati
Massachusetts Financial Services

January 22, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: NTL, Inc. (3.14%); Cytyc Corp. (2.33%); Invitrogen Corp. (2.09%); Millipore Corp. (2.05%); Xilinx, Inc. (1.93%); American Tower Corp., Class A Shares (1.84%); Westwood One, Inc. (1.72%) Investors Financial Services Corp. (1.63%); Getty Images, Inc. (1.63%); Career Education Corp. (1.57%). Please refer to pages 16 through 19 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

RISK: Investments in mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

(i) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)

(ii) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS MID CAP GROWTH PORTFOLIO AS OF 12/31/03
(UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Twelve Months Ended 12/31/03         37.05%
    Five Years Ended 12/31/03            (0.79)
    3/23/98* through 12/31/03            (0.60)
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 12/31/03          (3.41)%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 2003. The Russell Midcap Growth Index measures the performance of these Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. [Line Graph]

                                                    MFS MIDCAP GROWTH         RUSSELL MIDCAP GROWTH
                                                        PORTFOLIO                     INDEX                RUSSELL 2000 INDEX
                                                    -----------------         ---------------------        ------------------
3/23/98                                                 10000.00                    10000.00                    10000.00
12/98                                                   10050.00                     9935.00                     8981.00
12/99                                                   16499.00                    11747.00                    10891.00
12/00                                                   18031.00                    12716.00                    10562.00
12/01                                                   13772.00                    10154.00                    10824.00
12/02                                                    7048.00                     7372.00                     8607.00
12/31/03                                                 9659.00                    10520.00                    12674.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The total returns and graph presented above do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

MERRILL LYNCH LARGE CAP CORE PORTFOLIO (FORMERLY, MFS RESEARCH PORTFOLIO)

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 21.16%. In comparison, the fund underperformed its benchmarks, the unmanaged S&P 500 Index(i) and Russell 1000 Index(ii), which returned 28.67% and 29.89%, respectively, for the same period. The fund underperformed its Lipper large-cap core funds category average, which was 26.42% for the same period.(1)

We assumed management responsibility for the fund on November 17, 2003. We have invested the assets in a manner designed to outperform other large cap core portfolios using securities found in the Russell 1000 Index. Our investment process attempts to add value through both security selection and portfolio construction. We use quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security bets.

The fund recorded mixed performance from November 17, 2003 through year-end December 31, 2003, as we restructured the portfolio to bring it in line with our current outlook (we turned over about half of the positions). Performance benefited from favorable stock selection within the financials and consumer staples sectors. On the flip side, underperformance resulted from poor stock selection within the information technology and consumer discretionary sectors, in addition to an underweight in the energy sector. At the individual stock level, the largest outperformers were E*TRADE FINANCIAL CORP., PULTE HOMES, INC., ACE LIMITED, GETTY IMAGES, INC. and GEORGIA PACIFIC CORPORATION. In addition, the fund's underweight position in WAL-MART STORES, INC. had a positive impact on performance. These were offset by underperformance in SANDISK CORPORATION, SEARS, ROEBUCK & CO., JOHNSON & JOHNSON INC, and AGERE SYSTEMS INC.

As mentioned, we restructured the portfolio to position it in a more pro-cyclical manner. These actions were based on our continuing belief that economic momentum would be positive for the balance of this year and into 2004. As a result, we added most significantly to information technology and consumer discretionary while reducing exposure to consumer staples, energy, and health care. Our largest purchases were GENERAL ELECTRIC COMPANY, J.P. MORGAN CHASE & CO., PFIZER INC., and TEXAS INSTRUMENTS INC., and our largest sales were JOHNSON & JOHNSON INC, TARGET CORPORATION, MICROSOFT CORPORATION, VERIZON COMMUNICATIONS INC., and KOHL'S CORPORATION.

The fund is now overweighted in cyclical areas of the marketplace including consumer discretionary and information technology and underweighted in financials and consumer staples. We are attempting, through careful stock selection, to be positioned in companies with positive earnings momentum, earnings surprise, and valuation characteristics.

Thank you for your investment in the Merrill Lynch Large Cap Core Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ ROBERT C. DOLL, JR.

Robert C. Doll, Jr.
Merrill Lynch Investment Managers, L.P.

January 19, 2004

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 224 funds in the Lipper large-cap core variable funds category including the reinvestment of dividends and capital gains, if any.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Cisco Systems, Inc. (2.59%); Altria Group, Inc. (2.08%); General Electric Co. (1.91%); J.P. Morgan Chase & Co. (1.72%); Bank of America Corp. (1.69%); Pfizer, Inc. (1.66%); Intel Corp. (1.62%) Exxon Mobil Corp.(1.53%); Texas Instruments, Inc. (1.48%); Hewlett-Packard, Co. (1.40%). Please refer to pages 20 through 24 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
(ii) The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
 10

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MERRILL LYNCH LARGE CAP CORE PORTFOLIO AS OF 12/31/03 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    ------------------------------------------
    Twelve Months Ended 12/31/03        21.16%
    Five Years Ended 12/31/03           (3.86)
    3/23/98* through 12/31/03           (2.41)
             CUMULATIVE TOTAL RETURN
             -----------------------
    3/23/98* through 12/31/03         (13.13)%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 2003. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(PERFORMANCE GRAPH)

                                                 MERRILL LYNCH LARGE CAP
                                                     CORE PORTFOLIO               S&P 500 INDEX            RUSSELL 1000 INDEX
                                                 -----------------------          -------------            ------------------
3/23/98                                                 10000.00                    10000.00                    10000.00
12/98                                                   10577.00                    11285.00                    11204.00
12/99                                                   13080.00                    13658.00                    13547.00
12/00                                                   12351.00                    12415.00                    12491.00
12/01                                                    9578.00                    10940.00                    10936.00
12/02                                                    7170.00                     8523.00                     8569.00
12/31/03                                                 8687.00                    10967.00                    11130.00

** It is the opinion of management that the Russell 1000 Index more accurately reflects the current composition of the Merrill Lynch Large Cap Core Portfolio than the S&P 500 Index. In future reporting, the Russell 1000 Index will be used as a basis of comparison of total return performance rather than the S&P 500 Index.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The total returns and graph presented above do not reflect expenses associated your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2003

                        CONVERTIBLE SECURITIES PORTFOLIO

  SHARES                                        SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 22.7%
-----------------------------------------------------------------------------------------------
AUTOMOTIVE -- 7.3%
    50,000            Ford Motor Co. Capital Trust II, 6.500%.....................  $ 2,792,500
                      General Motors Corp.:
    53,000              5.25%.....................................................    1,424,110
    47,000              6.25%.....................................................    1,518,100
-----------------------------------------------------------------------------------------------
                                                                                      5,734,710
-----------------------------------------------------------------------------------------------
ELECTRIC -- 0.4%
     3,150            Calenergy Capital Trust II, 6.250%..........................      151,200
     3,070            Calenergy Capital Trust III, 6.500%.........................      147,360
-----------------------------------------------------------------------------------------------
                                                                                        298,560
-----------------------------------------------------------------------------------------------
HOUSEWARES -- 3.3%
    56,000            Newell Financial Trust I, 5.250%............................    2,576,000
-----------------------------------------------------------------------------------------------
MEDIA -- 3.4%
    33,250            Tribune Co., 2.000%.........................................    2,701,563
-----------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.6%
     8,000            Omnicare, Inc., 4.000%......................................      510,000
-----------------------------------------------------------------------------------------------
PIPELINES -- 1.9%
    43,200            El Paso Energy Corp. Capital Trust I, 4.750%................    1,458,000
-----------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 3.0%
    39,515            Equity Office Properties Trust, 5.250%......................    1,976,145
    13,900            Reckson Associates Realty Corp., 7.625%.....................      350,975
-----------------------------------------------------------------------------------------------
                                                                                      2,327,120
-----------------------------------------------------------------------------------------------
SAVINGS AND LOANS -- 2.8%
    25,000            Washington Mutual Capital Trust I, 5.375% (a)...............    1,391,500
    15,000            Washington Mutual Inc., 5.375%..............................      834,900
-----------------------------------------------------------------------------------------------
                                                                                      2,226,400
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
                      Global Crossing Ltd.:
     1,200              6.750% (b)................................................            0
     1,200              7.000% (a)(b).............................................           12
     6,000            Loral Space & Communications Ltd., 6.000% (a)...............       25,500
-----------------------------------------------------------------------------------------------
                                                                                         25,512
-----------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $17,094,200).....   17,857,865
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                        CONVERTIBLE SECURITIES PORTFOLIO

   FACE
  AMOUNT     RATING(C)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 68.7%
-------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 2.4%
                        Lear Corp.:
$2,060,000   BBB-         Zero coupon due 2/20/22...................................  $ 1,084,075
 1,500,000   BBB-         Zero coupon due 2/20/22 (a)...............................      789,375
-------------------------------------------------------------------------------------------------
                                                                                        1,873,450
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 5.9%
 3,000,000   NR         Affymetrix, Inc., 5.000% due 10/1/06........................    3,060,000
    74,000   NR         Aviron, 5.250% due 2/1/08...................................       76,960
                        Inhale Therapeutic Systems, Inc.:
   250,000   NR           3.500% due 10/17/07.......................................      227,188
   300,000   NR           3.500% due 10/17/07 (a)...................................      272,625
   800,000   NR         Invitrogen Corp., 2.000% due 8/1/23 (a).....................      998,000
-------------------------------------------------------------------------------------------------
                                                                                        4,634,773
-------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.7%
 3,000,000   NR         The Interpublic Group of Cos., Inc., 1.800% due 9/16/04.....    2,947,500
-------------------------------------------------------------------------------------------------
COMPUTER SERVICES -- 2.0%
   500,000   NR         DST Systems, Inc., 4.125% due 8/15/23 (a)...................      598,750
   951,000   BBB        Electric Data Systems Corp., 3.875% due 7/15/23 (a).........      997,361
-------------------------------------------------------------------------------------------------
                                                                                        1,596,111
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 6.4%
 4,750,000   AAA        American International Group, Inc., zero coupon due
                          11/9/31...................................................    3,164,687
 3,370,000   Aa3*       Merrill Lynch & Co., Inc., zero coupon due 5/23/31..........    1,857,713
    50,000   B          Providian Financial Corp., 4.000% due 5/15/08...............       58,000
-------------------------------------------------------------------------------------------------
                                                                                        5,080,400
-------------------------------------------------------------------------------------------------
ELECTRIC -- 1.7%
   900,000   BBB-       CenterPoint Energy, Inc., 3.750% due 5/15/23 (a)............      960,750
   350,000   BBB        PPL Energy Supply LLC, 2.625% due 5/15/23 (a)...............      360,500
-------------------------------------------------------------------------------------------------
                                                                                        1,321,250
-------------------------------------------------------------------------------------------------
ELECTRONICS -- 2.7%
   800,000   BB         Agilent Technologies Inc., 3.000% due 12/1/21...............      878,000
 2,400,000   BBB-       Arrow Electronics Inc., zero coupon due 2/21/21.............    1,260,000
-------------------------------------------------------------------------------------------------
                                                                                        2,138,000
-------------------------------------------------------------------------------------------------
GOLD MINING -- 0.2%
   100,000   BBB+       Placer Dome Inc., 2.750% due 10/15/23 (a)...................      120,125
-------------------------------------------------------------------------------------------------
HEALTHCARE -- 3.6%
 1,200,000   BBB+       Health Management Associates, Inc., 1.500% due 8/1/23 (a)...    1,326,000
   500,000   NR         Lincare Holdings Inc., 3.000% due 6/15/33 (a)...............      500,625
                        Universal Health Services, Inc.:
 1,100,000   BBB          0.426% due 6/23/20........................................      730,125
   450,000   BBB          0.426% due 6/23/20 (a)....................................      298,688
-------------------------------------------------------------------------------------------------
                                                                                        2,855,438
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                        CONVERTIBLE SECURITIES PORTFOLIO

   FACE
  AMOUNT     RATING(C)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
LEISURE TIME -- 3.8%
$1,950,000   BB+        Royal Caribbean Cruises Ltd., zero coupon due 2/2/21........  $   945,750
 3,500,000   BB+        Starwood Hotels & Resorts Worldwide, Inc., zero coupon due
                          5/25/21...................................................    2,016,875
-------------------------------------------------------------------------------------------------
                                                                                        2,962,625
-------------------------------------------------------------------------------------------------
MANUFACTURING -- 3.6%
   150,000   NR         Ciber Inc., 2.875% due 12/15/23 (a).........................      147,937
                        Tyco International Group, S.A.:
   300,000   BBB-         2.750% due 1/15/18 (a)....................................      384,375
 1,700,000   BBB-         3.125% due 1/15/23 (a)....................................    2,333,250
-------------------------------------------------------------------------------------------------
                                                                                        2,865,562
-------------------------------------------------------------------------------------------------
MEDIA -- 9.0%
 1,000,000   NR         Adelphia Communications Corp., 6.000% due 2/15/06 (d).......      447,500
 1,330,000   Ca*        Charter Communications Inc., 4.750% due 6/1/06..............    1,183,700
                        Liberty Media Corp.:
   175,000   BBB-         0.750% due 3/30/23........................................      207,375
   500,000   BBB-         0.750% due 3/30/23 (a)....................................      592,500
 2,100,000   BBB-         4.000% due 11/15/29.......................................    1,483,125
   950,000   BBB-         3.500% due 1/15/31........................................      800,375
   250,000   BBB-         3.500% due 1/15/31(a).....................................      210,625
 2,000,000   BBB+       The Walt Disney Co., 2.125% due 4/15/23.....................    2,127,500
-------------------------------------------------------------------------------------------------
                                                                                        7,052,700
-------------------------------------------------------------------------------------------------
OIL AND GAS -- 5.5%
                        Diamond Offshore Drilling Inc.:
 1,130,000   A            1.500% due 4/15/31........................................    1,039,600
   400,000   A            1.500% due 4/15/31 (a)....................................      368,000
                        Global Marine Inc.:
 2,000,000   A-           Zero coupon due 6/23/20...................................    1,157,500
   600,000   A-           Zero coupon due 6/23/20 (a)...............................      347,250
 1,000,000   BBB        Halliburton Co., 3.125% due 7/15/23 (a).....................    1,041,250
                        Hanover Compressor Co.:
   300,000   B            4.750% due 3/15/08........................................      279,000
    75,000   B            4.750% due 1/15/14........................................       83,344
-------------------------------------------------------------------------------------------------
                                                                                        4,315,944
-------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 3.7%
   600,000   B          Advanced Medical Optics, Inc., 3.500% due 4/15/23 (a).......      723,750
   400,000   A          Allergan, Inc., zero coupon due 11/6/22 (a).................      383,000
                        Cephalon Inc.:
   600,000   B-           Tranche A, zero coupon due 6/15/33 (a)(b).................      596,250
   800,000   B-           Tranche B, zero coupon due 6/15/33 (a)(b).................      796,000
                        Valeant Pharmaceuticals International:
    75,000   B            3.000% due 8/16/10 (a)....................................       82,781
    75,000   B            4.000% due 11/15/13 (a)...................................       84,281
   200,000   BBB-       Watson Pharmaceuticals, Inc., 1.750% due 3/15/23 (a)........      264,250
-------------------------------------------------------------------------------------------------
                                                                                        2,930,312
-------------------------------------------------------------------------------------------------
PIPELINES -- 1.2%
 2,027,000   B-         El Paso Corp., zero coupon due 2/28/21......................      942,555
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                        CONVERTIBLE SECURITIES PORTFOLIO

   FACE
  AMOUNT     RATING(C)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
RETAIL -- 6.7%
                        Best Buy Co., Inc.:
$  500,000   BB+          2.250% due 1/15/22........................................  $   546,250
   300,000   BB+          2.250% due 1/15/22 (a)....................................      327,750
 1,500,000   BB+        The Gap, Inc., 5.750% due 3/15/09...........................    2,308,125
                        J.C. Penny Co. Inc.:
 1,150,000   BB-          5.000% due 10/15/08.......................................    1,267,875
   750,000   BB-          5.000% due 10/15/08 (a)...................................      826,875
-------------------------------------------------------------------------------------------------
                                                                                        5,276,875
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.6%
 3,150,000   BB+        Anixter International Inc., zero coupon due 7/7/33 (a)......    1,350,562
 1,000,000   BBB        Cox Communications Inc., 0.348% due 2/23/21.................      730,000
   100,000   NR         Tekelec Inc., 2.250% due 6/15/08 (a)........................      111,375
 5,000,000   A+         Verizon Global Funding Corp., zero coupon due 5/15/21.......    3,043,750
-------------------------------------------------------------------------------------------------
                                                                                        5,235,687
-------------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE BONDS AND NOTES (Cost -- $50,727,591).....   54,149,307
-------------------------------------------------------------------------------------------------
 FACE
AMOUNT                                         SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.6%
 6,763,000              State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds
                          at maturity -- $6,763,301; (Fully collateralized by U.S.
                          Treasury Bonds, 6.125% due 11/15/27; Market value --
                          $6,903,183)
                          (Cost -- $6,763,000)......................................    6,763,000
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100.0% (Cost -- $74,584,791**).........  $78,770,172
-------------------------------------------------------------------------------------------------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines established by the Board of Trustees.
(b) Non-income producing security.
(c) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), which are rated by Moody's Investors Service.
(d) Security is currently in default.
 ** Aggregate cost for Federal income tax purposes is $74,590,663.

   See page 25 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 95.7%
----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.3%
     17,700   Empresa Brasileira de Aeronautica S.A., Sponsored ADR.......  $    620,031
----------------------------------------------------------------------------------------
AIR FREIGHT AND COURIERS -- 0.9%
     45,900   Expeditors International of Washington, Inc. ...............     1,728,594
----------------------------------------------------------------------------------------
AIRLINES -- 0.8%
     59,800   JetBlue Airways Corp.+......................................     1,585,896
----------------------------------------------------------------------------------------
BANKS -- 1.6%
     81,900   Investors Financial Services Corp. .........................     3,145,779
----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 6.6%
     45,800   Biogen Idec Inc.+...........................................     1,684,524
     14,500   Celgene Corp.+..............................................       652,790
     27,440   Genzyme Corp.+..............................................     1,353,890
     44,600   Gilead Sciences, Inc.+......................................     2,593,044
     15,400   ICOS Corp.+.................................................       635,712
     57,620   Invitrogen Corp.+...........................................     4,033,400
     63,000   Millennium Pharmaceuticals, Inc.+...........................     1,176,210
     12,000   Neurocrine Biosciences, Inc.+...............................       654,480
----------------------------------------------------------------------------------------
                                                                              12,784,050
----------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 1.0%
     18,300   American Standard Cos. Inc.+................................     1,842,810
----------------------------------------------------------------------------------------
CHEMICALS -- 0.2%
     27,040   Lyondell Chemical Co........................................       458,328
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 9.1%
     19,000   Alliance Data Systems Corp.+................................       525,920
     75,300   Career Education Corp.+.....................................     3,017,271
     52,600   Corinthian Colleges, Inc.+..................................     2,922,456
     42,800   The Corporate Executive Board Co.+..........................     1,997,476
     53,200   DST Systems, Inc.+..........................................     2,221,632
     49,600   Manpower Inc................................................     2,335,168
    109,400   Monster Worldwide, Inc.+....................................     2,402,424
     34,300   Paychex, Inc................................................     1,275,960
     41,800   Robert Half International Inc.+.............................       975,612
----------------------------------------------------------------------------------------
                                                                              17,673,919
----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 3.9%
     28,400   ADTRAN, Inc.................................................       880,400
     49,100   Andrew Corp.+...............................................       565,141
    141,800   CIENA Corp.+................................................       941,552
    204,400   Corning, Inc.+..............................................     2,131,892
     94,700   Juniper Networks, Inc.+.....................................     1,768,996
     47,600   NetScreen Technologies, Inc.+...............................     1,178,100
----------------------------------------------------------------------------------------
                                                                               7,466,081
----------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 0.9%
     76,700   NVIDIA Corp.+...............................................     1,783,275
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 6.0%
     12,900   Affiliated Managers Group, Inc.+............................  $    897,711
    141,700   Ameritrade Holding Corp.+...................................     1,993,719
     33,800   Legg Mason, Inc.............................................     2,608,684
     86,750   NTL Inc.+...................................................     6,050,812
----------------------------------------------------------------------------------------
                                                                              11,550,926
----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.8%
     47,200   SpectraSite, Inc.+..........................................     1,640,200
----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.3%
     72,100   Rockwell Automation, Inc....................................     2,566,760
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 4.3%
     11,500   Amphenol Corp., Class A Shares+.............................       735,195
    125,300   Flextronics International Ltd.+.............................     1,859,452
    101,200   Thermo Electron Corp.+......................................     2,550,240
     88,300   Vishay Intertechnology, Inc.+...............................     2,022,070
     32,750   Waters Corp.+...............................................     1,085,990
----------------------------------------------------------------------------------------
                                                                               8,252,947
----------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 3.1%
     83,570   BJ Services Co.+............................................     3,000,163
     26,860   Cooper Cameron Corp.+.......................................     1,251,676
     40,300   Smith International, Inc.+..................................     1,673,256
----------------------------------------------------------------------------------------
                                                                               5,925,095
----------------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.7%
     17,800   Hershey Foods Corp..........................................     1,370,422
----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 11.6%
     57,300   Apogent Technologies Inc.+..................................     1,320,192
    114,700   Applera Corp. -- Applied Biosystems Group...................     2,375,437
     31,700   C.R. Bard, Inc..............................................     2,575,625
    326,800   Cytyc Corp.+................................................     4,496,768
     64,700   DENTSPLY International Inc..................................     2,922,499
     45,700   Fisher Scientific International Inc.+.......................     1,890,609
     39,700   Guidant Corp................................................     2,389,940
     91,700   Millipore Corp.+............................................     3,947,685
     49,500   Thoratec Corp.+.............................................       643,995
----------------------------------------------------------------------------------------
                                                                              22,562,750
----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 1.5%
     19,900   AmerisourceBergen Corp......................................     1,117,385
    109,900   Tenet Healthcare Corp.+.....................................     1,763,895
----------------------------------------------------------------------------------------
                                                                               2,881,280
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 3.9%
     44,200   The Cheesecake Factory Inc.+................................  $  1,946,126
     19,900   Four Seasons Hotels, Inc....................................     1,017,885
      2,700   Orbitz, Inc.+...............................................        62,640
     31,380   Outback Steakhouse, Inc.....................................     1,387,310
     55,600   Royal Caribbean Cruises Ltd.................................     1,934,324
     31,930   Starwood Hotels & Resorts Worldwide, Inc....................     1,148,522
----------------------------------------------------------------------------------------
                                                                               7,496,807
----------------------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 0.8%
     48,386   InterActiveCorp+............................................     1,641,737
----------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.1%
     25,400   Akamai Technologies, Inc.+..................................       273,050
----------------------------------------------------------------------------------------
IT CONSULTING AND SERVICES -- 0.5%
     33,590   SunGard Data Systems Inc.+..................................       930,779
----------------------------------------------------------------------------------------
MEDIA -- 10.7%
     93,300   Citadel Broadcasting Co.+...................................     2,087,121
     27,720   The E.W. Scripps Co., Class A Shares........................     2,609,561
     86,030   EchoStar Communications Corp., Class A Shares+..............     2,925,020
     53,990   Entercom Communications Corp.+..............................     2,859,310
     62,500   Getty Images, Inc.+.........................................     3,133,125
     41,200   Lin TV Corp., Class A Shares+...............................     1,063,372
     57,260   Meredith Corp...............................................     2,794,861
     97,060   Westwood One, Inc.+.........................................     3,320,423
----------------------------------------------------------------------------------------
                                                                              20,792,793
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.2%
     31,900   Medicis Pharmaceutical Corp., Class A Shares................     2,274,470
----------------------------------------------------------------------------------------
ROAD AND RAIL -- 0.7%
     62,600   Swift Transportation Co., Inc.+.............................     1,315,852
----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 8.2%
    740,200   Agere Systems Inc.+.........................................     2,146,580
     44,240   Analog Devices, Inc.+.......................................     2,019,556
     42,300   Cymer, Inc.+................................................     1,953,837
     52,200   Marvell Technology Group Ltd.+..............................     1,979,946
     43,490   Novellus Systems, Inc.+.....................................     1,828,754
    115,400   PMC-Sierra, Inc.+...........................................     2,325,310
     96,200   Xilinx, Inc.+...............................................     3,726,788
----------------------------------------------------------------------------------------
                                                                              15,980,771
----------------------------------------------------------------------------------------
SOFTWARE -- 6.1%
    111,900   Amdocs Ltd.+................................................     2,515,512
     20,100   Ascential Software Corp.+...................................       521,193
    140,540   BEA Systems, Inc.+..........................................     1,728,642
    130,700   Network Associates, Inc.+...................................     1,965,728
     74,880   Symantec Corp.+.............................................     2,594,592
     67,910   VERITAS Software Corp.+.....................................     2,523,536
----------------------------------------------------------------------------------------
                                                                              11,849,203
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 5.6%
     15,800   HOT Topic, Inc.+............................................  $    465,468
     79,070   Office Depot, Inc.+.........................................     1,321,260
     24,300   Pacific Sunwear of California, Inc.+........................       513,216
     97,940   PETsMART, Inc...............................................     2,330,972
     76,200   Ross Stores, Inc............................................     2,013,966
     43,700   The Talbots, Inc............................................     1,345,086
     65,100   Tiffany & Co................................................     2,942,520
----------------------------------------------------------------------------------------
                                                                              10,932,488
----------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 1.0%
     24,100   Coach, Inc.+................................................       909,775
     24,000   Reebok International Ltd....................................       943,680
----------------------------------------------------------------------------------------
                                                                               1,853,455
----------------------------------------------------------------------------------------
TRADING COMPANIES AND DISTRIBUTORS -- 0.5%
     20,200   W.W. Grainger, Inc..........................................       957,278
----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.8%
    327,810   American Tower Corp., Class A Shares+.......................     3,546,904
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $151,481,904)...................   185,684,730
----------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.3%
$ 8,282,000   Federal Home Loan Bank Discount Notes, zero coupon due
                1/2/04
                (Cost -- $8,281,827)......................................     8,281,827
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.0% (Cost -- $159,763,731*).........  $193,966,557
----------------------------------------------------------------------------------------

 +  Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is $162,270,087.

    Abbreviation used in this schedule:
    ADR -- American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     MERRILL LYNCH LARGE CAP CORE PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 99.1%
-----------------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.1%
    20,000   Lear Corp...................................................    $  1,226,600
-----------------------------------------------------------------------------------------
BANKS -- 1.7%
    24,150   Bank of America Corp. ......................................       1,942,385
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.1%
    13,000   Genentech, Inc.+............................................       1,216,410
    18,000   Invitrogen Corp.+...........................................       1,260,000
-----------------------------------------------------------------------------------------
                                                                                2,476,410
-----------------------------------------------------------------------------------------
CHEMICALS -- 1.3%
    37,000   The Dow Chemical Co. .......................................       1,538,090
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 3.0%
    64,000   Cendant Corp.+..............................................       1,425,280
    14,300   Corinthian Colleges, Inc.+..................................         794,508
    23,000   H&R Block, Inc. ............................................       1,273,510
-----------------------------------------------------------------------------------------
                                                                                3,493,298
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 8.3%
     5,200   ADTRAN, Inc. ...............................................         161,200
    98,000   Avaya Inc.+.................................................       1,268,120
   123,000   Cisco Systems, Inc.+........................................       2,987,670
    45,000   Foundry Networks, Inc.+.....................................       1,231,200
   110,000   Motorola, Inc. .............................................       1,547,700
    14,300   Nokia Oyj, Sponsored ADR....................................         243,100
   231,200   Nortel Networks Corp.+......................................         977,976
    43,000   Scientific-Atlanta, Inc. ...................................       1,173,900
-----------------------------------------------------------------------------------------
                                                                                9,590,866
-----------------------------------------------------------------------------------------
COMPUTERS - MEMORY DEVICES -- 0.0%
    27,200   Seagate Technology, Escrow Shares+..........................               0
-----------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 3.9%
    70,400   Hewlett-Packard Co. ........................................       1,617,088
     5,000   International Business Machines Corp. ......................         463,400
    19,000   SanDisk Corp.+..............................................       1,161,660
   110,000   Western Digital Corp.+......................................       1,296,900
-----------------------------------------------------------------------------------------
                                                                                4,539,048
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     MERRILL LYNCH LARGE CAP CORE PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 10.6%
    16,000   The Bear Stearns Cos. Inc. .................................    $  1,279,200
    22,000   Capital One Financial Corp. ................................       1,348,380
    16,000   Countrywide Financial Corp. ................................       1,213,600
   105,000   E*TRADE Financial Corp.+....................................       1,328,250
    11,300   The Goldman Sachs Group, Inc. ..............................       1,115,649
    54,000   J.P. Morgan Chase & Co. ....................................       1,983,420
    15,000   Legg Mason, Inc. ...........................................       1,157,700
    17,300   Lehman Brothers Holdings Inc. ..............................       1,335,906
    58,000   MBNA Corp. .................................................       1,441,300
-----------------------------------------------------------------------------------------
                                                                               12,203,405
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%
    55,000   Cincinnati Bell Inc.+.......................................         277,750
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.4%
    56,000   Edison International+.......................................       1,228,080
    15,800   TXU Corp. ..................................................         374,776
-----------------------------------------------------------------------------------------
                                                                                1,602,856
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.6%
    19,000   Rockwell Automation, Inc. ..................................         676,400
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.9%
    25,000   Agilent Technologies, Inc.+.................................         731,000
    39,300   Flextronics International Ltd.+.............................         583,212
    48,000   Sanmina-SCI Corp.+..........................................         605,280
     9,700   Thermo Electron Corp.+......................................         244,440
-----------------------------------------------------------------------------------------
                                                                                2,163,932
-----------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 0.9%
     7,800   CVS Corp. ..................................................         281,736
   122,000   Rite Aid Corp.+.............................................         736,880
-----------------------------------------------------------------------------------------
                                                                                1,018,616
-----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 2.5%
    24,000   Beckman Coulter, Inc. ......................................       1,219,920
     5,800   Fisher Scientific International Inc.+.......................         239,946
    23,000   Guidant Corp. ..............................................       1,384,600
-----------------------------------------------------------------------------------------
                                                                                2,844,466
-----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 3.2%
    14,800   AmerisourceBergen Corp. ....................................         831,020
    27,000   Oxford Health Plans, Inc.+..................................       1,174,500
    18,000   PacifiCare Health Systems, Inc.+............................       1,216,800
    77,000   Service Corp. International+................................         415,030
-----------------------------------------------------------------------------------------
                                                                                3,637,350
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     MERRILL LYNCH LARGE CAP CORE PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 2.3%
    25,000   Mandalay Resort Group.......................................    $  1,118,000
    60,000   McDonald's Corp. ...........................................       1,489,800
-----------------------------------------------------------------------------------------
                                                                                2,607,800
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 5.7%
    27,000   D.R. Horton, Inc. ..........................................       1,168,020
    18,000   Fortune Brands, Inc. .......................................       1,286,820
    13,000   Hovnanian Enterprises, Inc.+................................       1,131,780
     8,000   Lennar Corp., Class A Shares................................         768,000
    13,000   The Ryland Group, Inc. .....................................       1,152,320
    28,000   Toll Brothers, Inc.+........................................       1,113,280
-----------------------------------------------------------------------------------------
                                                                                6,620,220
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.2%
     2,000   The Procter & Gamble Co. ...................................         199,760
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.9%
    71,000   General Electric Co. .......................................       2,199,580
    21,000   Textron Inc. ...............................................       1,198,260
-----------------------------------------------------------------------------------------
                                                                                3,397,840
-----------------------------------------------------------------------------------------
INSURANCE -- 3.2%
    28,000   ACE Ltd. ...................................................       1,159,760
     7,000   American International Group, Inc. .........................         463,960
    12,400   The Chubb Corp. ............................................         844,440
    21,000   MBIA Inc. ..................................................       1,243,830
-----------------------------------------------------------------------------------------
                                                                                3,711,990
-----------------------------------------------------------------------------------------
IT CONSULTING AND SERVICES -- 1.0%
    25,000   Cognizant Technology Solutions Corp.+.......................       1,141,000
-----------------------------------------------------------------------------------------
MACHINERY -- 1.0%
    24,000   Cummins Inc. ...............................................       1,174,560
-----------------------------------------------------------------------------------------
MEDIA -- 1.9%
    25,890   EchoStar Communications Corp., Class A Shares+..............         880,260
    23,000   Getty Images, Inc.+.........................................       1,152,990
     2,400   McClatchy Co. ..............................................         165,120
-----------------------------------------------------------------------------------------
                                                                                2,198,370
-----------------------------------------------------------------------------------------
METALS AND MINING -- 2.7%
    29,000   Freeport-McMoRan Copper & Gold, Inc. .......................       1,221,770
    15,000   Phelps Dodge Corp.+.........................................       1,141,350
    39,000   Worthington Industries, Inc. ...............................         703,170
-----------------------------------------------------------------------------------------
                                                                                3,066,290
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     MERRILL LYNCH LARGE CAP CORE PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 5.8%
    59,000   Dollar General Corp. .......................................    $  1,238,410
    27,000   Federated Department Stores, Inc. ..........................       1,272,510
    44,000   The May Department Stores Co. ..............................       1,279,080
    36,000   Nordstrom, Inc. ............................................       1,234,800
    28,000   Sears, Roebuck & Co. .......................................       1,273,720
     7,000   Wal-Mart Stores, Inc. ......................................         371,350
-----------------------------------------------------------------------------------------
                                                                                6,669,870
-----------------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.0%
   119,000   The Williams Cos., Inc. ....................................       1,168,580
-----------------------------------------------------------------------------------------
OIL AND GAS -- 1.5%
    43,000   Exxon Mobil Corp. ..........................................       1,763,000
-----------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.2%
    45,000   Georgia-Pacific Corp. ......................................       1,380,150
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 3.1%
     9,000   Johnson & Johnson...........................................         464,940
    47,000   Mylan Laboratories Inc. ....................................       1,187,220
    54,000   Pfizer Inc. ................................................       1,907,820
-----------------------------------------------------------------------------------------
                                                                                3,559,980
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 9.2%
    66,000   Amkor Technology, Inc.+.....................................       1,201,860
   201,000   Atmel Corp.+................................................       1,208,010
    56,000   Cypress Semiconductor Corp.+................................       1,196,160
    58,000   Intel Corp. ................................................       1,867,600
    22,000   International Rectifier Corp.+..............................       1,087,020
    29,000   National Semiconductor Corp.+...............................       1,142,890
    40,300   PMC-Sierra, Inc.+...........................................         812,045
    58,000   Texas Instruments Inc. .....................................       1,704,040
    10,300   Xilinx, Inc.+...............................................         399,022
-----------------------------------------------------------------------------------------
                                                                               10,618,647
-----------------------------------------------------------------------------------------
SOFTWARE -- 3.3%
    43,000   Amdocs Ltd.+................................................         966,640
    54,000   Microsoft Corp. ............................................       1,487,160
    36,000   VERITAS Software Corp.+.....................................       1,337,760
-----------------------------------------------------------------------------------------
                                                                                3,791,560
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 4.8%
    14,000   AutoZone, Inc.+.............................................       1,192,940
    35,000   Chico's FAS, Inc.+..........................................       1,293,250
    61,000   The Gap, Inc. ..............................................       1,415,810
    26,600   The Home Depot, Inc. .......................................         944,034
    24,000   Staples, Inc.+..............................................         655,200
-----------------------------------------------------------------------------------------
                                                                                5,501,234
-----------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 0.8%
    24,000   Reebok International Ltd. ..................................         943,680
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     MERRILL LYNCH LARGE CAP CORE PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TOBACCO -- 2.1%
    44,000   Altria Group, Inc. .........................................    $  2,394,480
-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.7%
    48,600   AT&T Wireless Services Inc.+................................         388,314
    53,000   Nextel Communications, Inc.+................................       1,487,180
   223,000   Sprint Corp. (PCS Group)+...................................       1,253,260
-----------------------------------------------------------------------------------------
                                                                                3,128,754
-----------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $108,127,318)...................     114,269,237
-----------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.9%
$1,089,000   State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds
               at maturity -- $1,089,048; (Fully collateralized by U.S.
               Treasury Bonds, 6.250% due 5/15/30; Market value --
               $1,116,000) (Cost -- $1,089,000)..........................       1,089,000
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0% (Cost -- $109,216,318*).........    $115,358,237
-----------------------------------------------------------------------------------------

 + Non-income producing security.
 * Aggregate cost for Federal income tax purposes is $109,967,496.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA                --   Bonds rated "AAA" have the highest rating assigned by
                        Standard & Poor's. Capacity to pay interest and repay
                        principal is extremely strong.
AA                 --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A                  --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                        economic conditions than bonds in higher rated categories.
BBB                --   Bonds rated "BBB" are regarded as having an adequate
                        capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                        economic conditions or changing circumstances are more
                        likely to lead to a weakened capacity to pay interest and
                        repay principal for bonds in this category than in higher
                        rated categories.
BB, B, CCC and CC  --   Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
                        balance, as predominantly speculative with respect to the
                        issuer's capacity to pay interest and repay principal in
                        accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some
                        quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse
                        conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa                --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                        generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                        and principal is secure. While the various protective
                        elements are likely to change, such changes as can be
                        visualized are most unlikely to impair the fundamentally
                        strong position of such an issue.
Aa                 --   Bonds rated "Aa" are judged to be of high quality by all
                        standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                        lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of
                        protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                        appear somewhat larger than in "Aaa" securities.
A                  --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                        Factors giving security to principal and interest are
                        considered adequate but elements may be present which
                        suggest a susceptibility to impairment some time in the
                        future.
Baa                --   Bonds rated "Baa" are considered as medium grade
                        obligations; i.e., they are neither highly protected nor
                        poorly secured. Interest payments and principal security
                        appear adequate for the present but certain protective
                        elements may be lacking or may be characteristically
                        unreliable over any great length of time. Such bonds lack
                        outstanding investment characteristics and in fact have
                        speculative characteristics as well.
Ba                 --   Bonds rated "Ba" are judged to have speculative elements;
                        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                        moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                        characterizes bonds in this class.
B                  --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa                --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca                 --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C                  --   Bonds rated "C" are the lowest rated class of bonds, and
                        issues so rated can be regarded as having extremely poor
                        prospects of ever attaining any real investment standing.

NR                 --   Indicates that the bond is not rated by Standard & Poor's or
                        Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2003

                                                                                 MFS        MERRILL LYNCH
                                                              CONVERTIBLE      MID CAP        LARGE CAP
                                                              SECURITIES       GROWTH           CORE
                                                               PORTFOLIO      PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................  $74,584,791   $ 159,763,731   $109,216,318
---------------------------------------------------------------------------------------------------------
  Investments, at value.....................................  $78,770,172   $ 193,966,557   $115,358,237
  Cash......................................................          948             370            919
  Dividends and interest receivable.........................      350,818          53,794        160,092
  Receivable for Fund shares sold...........................      124,733              --             --
  Receivable for securities sold............................           --         456,745     11,521,022
---------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   79,246,671     194,477,466    127,040,270
---------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..........................    2,749,372       1,555,585     11,552,031
  Payable for Fund shares reacquired........................       87,972         134,578        125,418
  Investment advisory fees payable..........................       37,116         127,668         76,546
  Administration fees payable...............................        3,712           9,575          5,752
  Accrued expenses..........................................       37,120          42,281         80,245
---------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................    2,915,292       1,869,687     11,839,992
---------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $76,331,379   $ 192,607,779   $115,200,278
---------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $74,253,229   $ 409,498,978   $189,949,042
  Undistributed net investment income.......................       20,038              --         42,557
  Accumulated net realized loss from investment
    transactions............................................   (2,127,269)   (251,094,364)   (80,936,202)
  Net unrealized appreciation of investments and foreign
    currencies..............................................    4,185,381      34,203,165      6,144,881
---------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $76,331,379   $ 192,607,779   $115,200,278
---------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................    6,431,871      27,980,923     14,669,066
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................       $11.87           $6.88          $7.85
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                MFS       MERRILL LYNCH
                                                              CONVERTIBLE     MID CAP       LARGE CAP
                                                              SECURITIES      GROWTH          CORE
                                                               PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................  $ 1,444,307   $    68,411    $    32,717
  Dividends.................................................    1,142,639       626,069      1,770,578
  Less: Foreign withholding tax.............................           --        (5,919)       (14,380)
-------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................    2,586,946       688,561      1,788,915
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).........................      353,452     1,275,200        858,205
  Administration fees (Note 2)..............................       35,345        95,640         64,365
  Audit and legal...........................................       32,087        30,511         41,011
  Custody...................................................       17,988        31,350         48,249
  Shareholder communications................................        9,336        25,562         42,586
  Trustees' fees............................................        6,206         6,354          6,154
  Shareholder servicing fees................................        5,043         5,003          5,003
  Other.....................................................          491         1,979          1,388
-------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................      459,948     1,471,599      1,066,961
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................    2,126,998      (783,038)       721,954
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
  Realized Gain (Loss) From:
    Investment transactions.................................     (200,129)   11,062,959      4,668,479
    Foreign currency transactions...........................           --          (639)        17,626
-------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................     (200,129)   11,062,320      4,686,105
-------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation From:
    Investments.............................................   11,848,955    39,853,411     15,254,670
    Foreign currencies......................................           --           334            938
-------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION.....................   11,848,955    39,853,745     15,255,608
-------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES..............   11,648,826    50,916,065     19,941,713
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $13,775,824   $50,133,027    $20,663,667
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,

CONVERTIBLE SECURITIES PORTFOLIO                                 2003           2002
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $ 2,126,998   $  2,129,705
  Net realized loss.........................................     (200,129)    (1,887,243)
  Increase (decrease) in net unrealized appreciation........   11,848,955     (4,052,465)
----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........   13,775,824     (3,810,003)
----------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income.....................................   (2,082,494)    (3,673,756)
  Net realized gains........................................           --       (328,641)
----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (2,082,494)    (4,002,397)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares..........................   21,865,525     16,726,051
  Net asset value of shares issued for reinvestment of
    dividends...............................................    2,082,494      4,002,397
  Cost of shares reacquired.................................   (8,131,457)   (14,450,595)
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS.................................   15,816,562      6,277,853
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   27,509,892     (1,534,547)
NET ASSETS:
  Beginning of year.........................................   48,821,487     50,356,034
----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $76,331,379   $ 48,821,487
----------------------------------------------------------------------------------------
* Includes undistributed net investment of:.................      $20,038        $36,497
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)    FOR THE YEARS ENDED DECEMBER
31,

                MFS MID CAP GROWTH PORTFOLIO                      2003           2002
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss.......................................  $   (783,038)  $  (1,066,424)
  Net realized gain (loss)..................................    11,062,320    (206,726,742)
  Increase in net unrealized appreciation...................    39,853,745      69,770,853
------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........    50,133,027    (138,022,313)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares..........................    18,867,585      21,659,027
  Cost of shares reacquired.................................   (14,613,961)    (23,919,477)
------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS............................................     4,253,624      (2,260,450)
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................    54,386,651    (140,282,763)
NET ASSETS:
  Beginning of year.........................................   138,221,128     278,503,891
------------------------------------------------------------------------------------------
  END OF YEAR...............................................  $192,607,779   $ 138,221,128
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)    FOR THE YEARS ENDED DECEMBER
31,

MERRILL LYNCH LARGE CAP CORE PORTFOLIO                             2003           2002
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................   $    721,954   $    591,918
  Net realized gain (loss)..................................      4,686,105    (38,917,113)
  Increase (decrease) in net unrealized appreciation........     15,255,608     (1,621,852)
------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........     20,663,667    (39,947,047)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................       (723,790)      (745,864)
------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................       (723,790)      (745,864)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares..........................      2,493,380      3,400,629
  Net asset value of shares issued for reinvestment of
    dividends...............................................        723,790        745,864
  Cost of shares reacquired.................................    (13,967,138)   (23,370,733)
------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    (10,749,968)   (19,224,240)
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................      9,189,909    (59,917,151)
NET ASSETS:
  Beginning of year.........................................    106,010,369    165,927,520
------------------------------------------------------------------------------------------
  END OF YEAR*..............................................   $115,200,278   $106,010,369
------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........        $42,557        $26,767
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Convertible Securities, MFS Mid Cap Growth and Merrill Lynch Large Cap Core (formerly known as MFS Research) Portfolios ("Fund(s)") are separate investment funds of The Travelers Series Trust ("Trust"). The Convertible Securities Portfolio and the Merrill Lynch Large Cap Core Portfolio are separate diversified investment funds of the Trust. The MFS Mid Cap Growth Portfolio is a separate non-diversified investment fund of the Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Funds and thirteen other separate investment funds: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Pioneer Fund, formerly known as Utilities, Large Cap, Equity Income, Zero Coupon Bond Fund (Series 2005) and MFS Value Portfolios. The financial statements and financial highlights for the other funds are presented in separate shareholder reports. The Funds and the other investment funds of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at the mean between the closing bid and asked prices; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; securities traded in the over-the-counter market are valued at prices based on market quotations for securities of similar type; U.S. government agencies and obligations are valued at the mean between the last reported bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities, other than U.S. government agencies, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; the Funds distribute dividends and capital gains, if any, at least annually; (h) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the capital accounts of the Convertible Securities and MFS Mid Cap Growth Portfolios to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $783,682 was reclassified to paid-in capital for the MFS Mid Cap Growth Portfolio. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) the Funds intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the MFS Mid Cap Growth and Merrill Lynch Large Cap Core Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Convertible Securities ("CS"), MFS Mid Cap Growth ("MMCG") and Merrill Lynch Large Cap Core ("MLLCC") Portfolios. CS, MMCG and MLLCC each pay TAMIC an investment advisory fee calculated at annual rates of 0.60%, 0.80% and 0.80%, respectively. These fees are calculated daily and paid monthly.

     TAMIC has entered into a sub-advisory agreement with Massachusetts Financial Services ("MFS"). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day fund operations and investment decisions for MMCG. As a result, TAMIC pays MFS a sub-advisory fee at an annual rate of 0.375% of the average daily net assets of MMCG.

     For the period from January 1, 2003 through November 16, 2003, TAMIC had a sub-advisory agreement with MFS. Pursuant to the sub-advisory agreement, MFS was responsible for the day-to-day fund operations and investment decisions for MLLCC and was compensated by TAMIC for such services at an annual rate of 0.375% of the average daily net assets of MLLCC.

     Effective November 17, 2003, the sub-advisory agreement with MFS on behalf of MLLCC was terminated and TAMIC entered into a new sub-advisory agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), which was approved by the shareholders on November 14, 2003. Pursuant to the new sub-advisory agreement, MLIM is responsible for the day-to-day fund operations and investment decisions and is compensated by TAMIC for such services at an annual rate of 0.375% of the average daily net assets of MLLCC.

     The Travelers Insurance Company ("TIC"), another indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Funds. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the average daily net assets of each Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of each Fund's average daily net assets.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2003, each Fund paid transfer agent fees of $5,000 to CTB.

     For the year ended December 31, 2003, Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, received brokerage commissions of $245 from MLLCC.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 2003, the aggregate costs of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments), were as follows:

                                                               PURCHASES         SALES
------------------------------------------------------------------------------------------
Convertible Securities Portfolio............................  $ 37,457,669    $ 24,589,952
MFS Mid Cap Growth Portfolio................................   152,398,492     150,517,262
Merrill Lynch Large Cap Core Portfolio......................   190,013,409     197,113,705
------------------------------------------------------------------------------------------

     At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                                                 NET
                                                                                              UNREALIZED
                                                              APPRECIATION   DEPRECIATION    APPRECIATION
----------------------------------------------------------------------------------------------------------
Convertible Securities Portfolio............................  $ 6,015,859    $(1,836,350)    $ 4,179,509
MFS Mid Cap Growth Portfolio................................   36,534,375     (4,837,905)     31,696,470
Merrill Lynch Large Cap Core Portfolio......................    7,530,123     (2,139,382)      5,390,741
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     4.  REPURCHASE AGREEMENTS

     The Funds purchase (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     At December 31, 2003, MMCG did not have any repurchase agreements outstanding.

     5.  FORWARD FOREIGN CURRENCY CONTRACTS

     MMCG and MLLCC may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

     At December 31, 2003, MMCG and MLLCC did not have any open forward foreign currency contracts.

     6.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2003    DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO
Shares sold.................................................        1,960,310            1,574,176
Shares issued on reinvestment...............................          175,782              413,531
Shares reacquired...........................................         (754,259)          (1,386,512)
------------------------------------------------------------------------------------------------------
Net Increase................................................        1,381,833              601,195
------------------------------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO
Shares sold.................................................        3,078,239            3,032,958
Shares reacquired...........................................       (2,635,504)          (3,875,252)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................          442,735             (842,294)
------------------------------------------------------------------------------------------------------
MERRILL LYNCH LARGE CAP CORE PORTFOLIO
Shares sold.................................................          347,978              439,734
Shares issued on reinvestment...............................           92,361              113,691
Shares reacquired...........................................       (2,023,282)          (3,216,184)
------------------------------------------------------------------------------------------------------
Net Decrease................................................       (1,582,943)          (2,662,759)
------------------------------------------------------------------------------------------------------

     7.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 2003, CS, MMCG and MLLCC had, for Federal income tax purposes, approximately $2,127,000, $248,594,000 and $80,178,000, respectively, of capital loss carryforward available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amounts and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                                   2009            2010          2011
-------------------------------------------------------------------------------------------------------------------
Convertible Securities Portfolio............................             --    $  1,988,000    $139,000
MFS Mid Cap Growth Portfolio................................    $27,450,000     221,144,000          --
Merrill Lynch Large Cap Core Portfolio......................     41,343,000      38,835,000          --
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In addition, MLLCC had capital losses realized of $7,063 after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

     8.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     At December 31, 2003, the tax basis components of distributable earnings were:

                                                                           ACCUMULATED
                                                        UNDISTRIBUTED        CAPITAL        UNREALIZED
                                                       ORDINARY INCOME       LOSSES        APPRECIATION
-------------------------------------------------------------------------------------------------------
Convertible Securities Portfolio...................        $25,910        $  (2,127,269)   $ 4,179,509
MFS Mid Cap Growth Portfolio.......................             --         (248,593,935)    31,696,809
Merrill Lynch Large Cap Core Portfolio.............         42,557          (80,177,960)     5,393,703
-------------------------------------------------------------------------------------------------------

     At December 31, 2003, CS, MMCG and MLLCC, the differences between book basis and tax basis unrealized depreciation was attributable primarily to wash sale loss deferrals and the treatment of accretion of discounts and amortization of premiums.

     The tax character of distributions paid during the year ended December 31, 2003 was:

                                                                ORDINARY INCOME
-------------------------------------------------------------------------------
Convertible Securities Portfolio............................      $2,082,494
Merrill Lynch Large Cap Core Portfolio......................         723,790
-------------------------------------------------------------------------------

     For the year ended December 31, 2003, the MMCG did not make any distributions.

     At December 31, 2002, the tax basis components of distributable earnings were:

                                                                            ACCUMULATED
                                                         UNDISTRIBUTED        CAPITAL        UNREALIZED
                                                        ORDINARY INCOME       LOSSES        DEPRECIATION
--------------------------------------------------------------------------------------------------------
Convertible Securities Portfolio....................        $38,024        $  (1,988,103)   $ (7,665,101)
MFS Mid Cap Growth Portfolio........................             --         (254,278,279)    (10,169,204)
Merrill Lynch Large Cap Core Portfolio..............         26,767          (80,327,498)    (10,698,480)
--------------------------------------------------------------------------------------------------------

     At December 31, 2002, CS, MMCG and MLLCC, the differences between book basis and tax basis unrealized depreciation was attributable primarily to wash sale loss deferrals and the treatment of accretion of discounts and amortization of premiums.

     The tax character of distributions paid during the year ended December 31, 2002 was:

                                                                ORDINARY INCOME
-------------------------------------------------------------------------------
Convertible Securities Portfolio............................      $4,022,397
Merrill Lynch Large Cap Core Portfolio......................         745,864
-------------------------------------------------------------------------------

     For the year ended December 31, 2002, the MMCG did not make any distributions.

     9.  ADDITIONAL INFORMATION

     The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager, and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

     CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

     CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

CONVERTIBLE SECURITIES PORTFOLIO                  2003(1)     2002(1)      2001(1)      2000(1)     1999(1)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............    $ 9.67      $11.32       $12.06       $11.69      $ 9.86
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)(3)...................      0.39        0.45         0.47         0.58        0.46
  Net realized and unrealized gain (loss)(3)....      2.15       (1.26)       (0.56)        0.85        1.38
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............      2.54       (0.81)       (0.09)        1.43        1.84
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................     (0.34)      (0.77)       (0.21)       (0.25)         --
  Net realized gains............................        --       (0.07)       (0.44)       (0.81)      (0.01)
------------------------------------------------------------------------------------------------------------
Total Distributions.............................     (0.34)      (0.84)       (0.65)       (1.06)      (0.01)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................    $11.87      $ 9.67       $11.32       $12.06      $11.69
------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4).................................     26.26%      (6.99)%      (0.82)%      12.51%      18.70%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................   $76,331     $48,821      $50,356      $26,294     $11,238
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(5)................................      0.78%       0.80%        0.79%        0.80%       0.80%
  Net investment income(3)......................      3.61        4.36         3.95         4.76        4.33
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        44%         46%          56%          48%         79%
------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Travelers Insurance Company has agreed to reimburse the Fund for expenses in the amounts of $6,833, $18,530 and $32,000 for the years ended December 31, 2002, December 31, 2000 and December 31, 1999, respectively. If such expenses were not reimbursed, the per share decreases to net investment income and the actual expense ratios would have been as follows:

  DECREASES TO NET INVESTMENT     EXPENSE RATIOS WITHOUT
       INCOME PER SHARE           EXPENSE REIMBURSEMENTS
  ---------------------------    ------------------------
   2002       2000      1999      2002     2000     1999
  -------    ------    ------    ------    -----    -----
  $0.00*     $0.01     $0.05      0.81%    0.90%    1.23%

(3) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.99%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

         MFS MID CAP GROWTH PORTFOLIO             2003      2002(1)    2001(1)     2000(1)    1999(1)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............     $5.02       $9.81     $16.75      $16.43     $10.05
------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(2)......................     (0.03)      (0.04)     (0.06)      (0.05)     (0.04)
  Net realized and unrealized gain (loss).....      1.89       (4.75)     (3.90)       1.69       6.46
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........      1.86       (4.79)     (3.96)       1.64       6.42
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains..........................        --          --      (2.98)      (1.32)     (0.04)
------------------------------------------------------------------------------------------------------
Total Distributions...........................        --          --      (2.98)      (1.32)     (0.04)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................     $6.88       $5.02     $ 9.81      $16.75     $16.43
------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)...............................     37.05%     (48.83)%   (23.62)%      9.29%     64.17%
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............  $192,608    $138,221   $278,504    $314,150    $94,124
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(4)..............................      0.92%       0.93%      0.92%       0.90%      1.00%
  Net investment loss.........................     (0.49)      (0.56)     (0.49)      (0.30)     (0.33)
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................        98%        167%        96%        143%       162%
------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Travelers Insurance Company has agreed to reimburse the Fund for expenses in the amount of $27,304 for the year ended December 31, 1999. If such expenses were not reimbursed, the increase to net investment loss and the actual expense ratio would have been $0.01 and 1.07%, respectively.

(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

MERRILL LYNCH LARGE CAP CORE
PORTFOLIO                                       2003      2002(1)     2001(1)     2000(1)     1999(1)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........     $6.52       $8.77      $12.15      $13.06      $10.56
------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)..............      0.05        0.03        0.01       (0.01)       0.00*
  Net realized and unrealized gain (loss)...      1.33       (2.23)      (2.74)      (0.70)       2.50
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........      1.38       (2.20)      (2.73)      (0.71)       2.50
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................     (0.05)      (0.05)      (0.00)*        --          --
  Net realized gains........................        --          --       (0.65)      (0.20)         --
------------------------------------------------------------------------------------------------------
Total Distributions.........................     (0.05)      (0.05)      (0.65)      (0.20)         --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................     $7.85       $6.52      $ 8.77      $12.15      $13.06
------------------------------------------------------------------------------------------------------
TOTAL RETURN(2).............................     21.16%     (25.14)%    (22.45)%     (5.58)%     23.67%
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............  $115,200    $106,010    $165,928    $222,953    $152,073
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)...............................      0.99%       0.94%       0.92%       0.94%       0.99%
  Net investment income (loss)..............      0.67        0.44        0.10       (0.07)       0.02
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................       182%        104%         98%         86%         85%
------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Convertible Securities Portfolio, MFS Mid Cap Growth Portfolio and Merrill Lynch Large Cap Core Portfolio (formerly known as MFS Research Portfolio) ("Funds") of The Travelers Series Trust ("Trust"), as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Convertible Securities Portfolio, MFS Mid Cap Growth Portfolio, and Merrill Lynch Large Cap Core Portfolio of the Trust as of December 31, 2003, and the results of their operations for the year then ended and the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

New York, New York
February 13, 2004

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

On November 14, 2003, a special meeting of the shareholders of the Merrill Lynch Large Cap Core Portfolio ("Fund") was held for the purpose of voting on the following matter:

     1. To approve or disapprove a new investment sub-advisory agreement between Travelers Asset Management International Company LLC and Merrill Lynch Investment Managers, L.P. on behalf of the Fund.

The results of the vote on Proposal 1 were as follows:

                  % OF         VOTES         % OF         VOTES          % OF
 VOTES FOR    SHARES VOTED    AGAINST    SHARES VOTED   ABSTAINED    SHARES VOTED
-----------   ------------   ---------   ------------   ----------   ------------
125,696,737      86.29%      6,847,926      4.70%       13,126,345      9.01%

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of The Travelers Series Trust ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Trust's administrator at 1-800-842-9368.

                                               TERM OF                                        NUMBER OF
                                            OFFICE(1) AND                                   PORTFOLIOS IN
                              POSITION(S)      LENGTH                                       FUND COMPLEX           OTHER
NAME, ADDRESS                  HELD WITH       OF TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     BOARD MEMBERSHIPS
AND AGE                          FUND          SERVED              PAST FIVE YEARS             TRUSTEE        HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
 NON-INTERESTED TRUSTEES:(2)
 Frances M. Hawk,             Trustee       Since 1991      Private Investor                   5            Board of Managers of
 CFA, CFP                                                                                                   6 Variable Annuity
 108 Oxford Hill Lane                                                                                       Separate Accounts of
 Downingtown, PA                                                                                            TIC
 Age 56

 Lewis Mandell                Trustee       Since 1990      Professor, University of           5            Delaware North
 160 Jacobs Hall                                            Buffalo                                         Corp.; Board of
 Buffalo, NY                                                                                                Managers of 6
 Age 61                                                                                                     Variable Annuity
                                                                                                            Separate Accounts of
                                                                                                            TIC

 Robert E. McGill, III        Trustee       Since 1990      Retired                            5            Lydall Inc.; Board
 295 Hancock Road                                                                                           of Managers of 6
 Williamstown, MA                                                                                           Variable Annuity
 Age 72                                                                                                     Separate Accounts of
                                                                                                            The Travelers
                                                                                                            Insurance Co.
                                                                                                            ("TIC")

 INTERESTED TRUSTEE:
 R. Jay Gerken, CFA(3)        Chairman,     Since 2002      Managing Director of Citigroup    221           Chairman, Board of
 Citigroup Asset Management   President,                    Global Markets Inc. ("CGM");                    Managers of 6
 ("CAM")                      Chief                         Chairman, President and Chief                   Variable Annuity
 399 Park Avenue, 4th Floor   Executive                     Executive Officer of Smith                      Separate Accounts of
 New York, NY 10022           Officer and                   Barney Fund Management LLC                      TIC
 Age 52                       Trustee                       ("SBFM"), Travelers Investment
                                                            Adviser, Inc. ("TIA") and Citi
                                                            Fund Management Inc. ("CFM");
                                                            President and Chief Executive
                                                            Officer of certain mutual
                                                            funds associated with
                                                            Citigroup Inc. ("Citigroup");
                                                            formerly, Portfolio Manager of
                                                            Smith Barney Allocation Series
                                                            Inc. (from 1996 to 2001) and
                                                            Smith Barney Growth and Income
                                                            Fund (from 1996 to 2000)

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                        NUMBER OF
                                               OFFICE(1) AND                                   PORTFOLIOS IN
                               POSITION(S)        LENGTH                                       FUND COMPLEX           OTHER
NAME, ADDRESS                   HELD WITH         OF TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     BOARD MEMBERSHIPS
AND AGE                            FUND           SERVED              PAST FIVE YEARS             TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 OFFICERS:
 Andrew B. Shoup(4)           Senior Vice      Since 2004      Director of CAM; Senior Vice      N/A                   N/A
 CAM                          President and                    President and Chief
 125 Broad Street, 10th       Chief                            Administrative Officer of
 Floor                        Administrative                   mutual funds associated with
 New York, NY 10004           Officer                          Citigroup; Treasurer of
 Age 47                                                        certain mutual funds
                                                               associated with Citigroup;
                                                               Head of International Funds
                                                               Administration of CAM (from
                                                               2001 to 2003); Director of
                                                               Global Funds Administration of
                                                               CAM (from 2000 to 2001); Head
                                                               of U.S. Citibank Funds
                                                               Administration of CAM (from
                                                               1998 to 2000)

 Richard L. Peteka            Treasurer        Since 2002      Director of CGM; Chief            N/A                   N/A
 CAM                                                           Financial Officer and
 125 Broad Street, 11th                                        Treasurer of certain mutual
 Floor                                                         funds associated with
 New York, NY 10004                                            Citigroup; Director and Head
 Age 42                                                        of Internal Control for CAM
                                                               U.S. Mutual Fund
                                                               Administration (from 1999 to
                                                               2002); Vice President, Head of
                                                               Mutual Fund Administration and
                                                               Treasurer at Oppenheimer
                                                               Capital (from 1996 to 1999)

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                        NUMBER OF
                                               OFFICE(1) AND                                   PORTFOLIOS IN
                               POSITION(S)        LENGTH                                       FUND COMPLEX           OTHER
NAME, ADDRESS                   HELD WITH         OF TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     BOARD MEMBERSHIPS
AND AGE                            FUND           SERVED              PAST FIVE YEARS             TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 Andrew Beagley               Chief Anti-      Since 2002      Director of CGM (since 2000);     N/A                   N/A
 CAM                          Money                            Director of Compliance, North
 399 Park Avenue, 4th Floor   Laundering                       America, CAM (since 2000);
 New York, NY 10022           Compliance                       Chief Anti-Money Laundering
 Age 40                       Officer                          Compliance Officer and Vice
                                                               President of certain mutual
                                                               funds associated with
                                                               Citigroup; Director of
                                                               Compliance, Europe, the Middle
                                                               East and Africa, CAM (from
                                                               1999 to 2000); Compliance
                                                               Officer, Salomon Brothers
                                                               Asset Management Limited,
                                                               Smith Barney Global Capital
                                                               Management Inc., Salomon
                                                               Brothers Asset Management Asia
                                                               Pacific Limited (from 1997 to
                                                               1999)

 Kaprel Ozsolak               Controller       Since 2002      Vice President of CGM;            N/A                   N/A
 CAM                                                           Controller of certain mutual
 125 Broad Street, 11th                                        funds associated with
 Floor                                                         Citigroup
 New York, NY 10004
 Age 38

 Ernest J. Wright             Secretary        Since 1994      Vice President and Secretary      N/A                   N/A
 Travelers Life & Annuity                                      of TIC
 One Cityplace
 Hartford, CT 06103
 Age 63

 Kathleen A. McGah            Assistant        Since 1995      Deputy General Counsel of TIC     N/A                   N/A
 Travelers Life & Annuity     Secretary
 One Cityplace
 Hartford, CT 06103
 Age 53

---------------

(1) Each Trustee and officer serves until his or her respective successor has been duly elected and qualified.

(2) Mr. Knight Edwards is an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting power.

(3) Mr. Gerken is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is Managing Director of CGM, an indirect wholly owned subsidiary of Citigroup, and his ownership shares and options to purchase shares of Citigroup, the indirect parent of TIC.

(4) As of January 21, 2004.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2003:

     - Percentages of ordinary dividends paid as qualifying for the dividends received deduction:

Convertible Securities Portfolio............................   0.40%
Merrill Lynch Large Cap Core Portfolio......................  100.00

THE TRAVELERS SERIES TRUST
-------------------------------------------------------------------------------

TRUSTEES                                            INVESTMENT ADVISER
R. Jay Gerken, CFA
  Chairman                                          Travelers Asset Management International Company LLC
Frances M. Hawk, CFA, CFP
Lewis Mandell                                       ADMINISTRATOR
Robert E. McGill, III
                                                    The Travelers Insurance Company
OFFICERS
                                                    CUSTODIAN
R. Jay Gerken, CFA
President and                                       State Street Bank and Trust Company
Chief Executive Officer
                                                    TRANSFER AGENT
Andrew B. Shoup*
Senior Vice President and                           Citicorp Trust Bank, fsb.
Chief Administrative Officer

Richard L. Peteka
Treasurer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer

Kaprel Ozsolak
Controller

Ernest J. Wright
Secretary

Kathleen A. McGah
Assistant Secretary

---------------

* As of January 21, 2004.

The Funds are separate investment funds of The Travelers Series Trust, a Massachusetts business trust.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Convertible Securities, MFS Mid Cap Growth and Merrill Lynch Large Cap Core Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including more complete information on charges and expenses. All the funds contained in this report may not be available under your variable annuity or life contract.

Series Trust (Annual) (2-04) Printed in U.S.A.

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees of the registrant has determined that Robert E. McGill III, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. McGill as the Audit Committee's financial expert. Mr. McGill is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

    (a) Audit Fees for The Travelers Series Trust of $276,000 and $225,000 for the years ended 12/31/03 and 12/31/02.

    (b) Audit-Related Fees for The Travelers Series Trust of $0 and $0 for the years ended 12/31/03 and 12/31/02.

    (c) Tax Fees for The Travelers Series Trust of $30,000 and $30,000 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Travelers Series Trust.

    (d) All Other Fees for The Travelers Series Trust of $0 and $0 for the years ended 12/31/03 and 12/31/02.

    (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

         The Audit Committee ("Committee") has adopted policies and procedures to, among other purposes, approve all audit and non-audit services provided to the Registrant and certain other persons by the Registrant's independent auditors.

         The Committee shall not approve non-audit services that the Committee believes may taint the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

         The policies and procedures require the Committee to approve (a) all audit and permissible non-audit services to be provided to the Registrant and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Registrant. In carrying out this responsibility, the Committee shall seek periodically from the Adviser and from the independent auditors a list of audit and permissible non-audit services that can be expected to be rendered to the Registrant, the Adviser or any Covered Service Providers by the Registrant's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (the "Chairperson") and at least one other member of the Committee, as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee's meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's per-approval responsibilities to other persons (other than the Adviser or the Fund's officers).

         Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided by (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

         (2)

    (f)  N/A

    (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

    (h) Yes. Travelers Series Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independent. All services provided by the Accountant to the Travelers Series Trust or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

     (a) Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

     (b) Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

The Travelers Series Trust


By:  /s/ R. Jay Gerken
     R. Jay Gerken
     Chief Executive Officer of
     The Travelers Series Trust


Date: March 10, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/ R. Jay Gerken
     R. Jay Gerken
     Chief Executive Officer of
     The Travelers Series Trust


Date: March 10, 2004


By:  /s/ Richard L. Peteka
     Richard L. Peteka
     Chief Financial Officer of
     The Travelers Series Trust

Date: March 10,2004